SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 8, 2004



                                Sun Bancorp, Inc.
                                -----------------
             (Exact name of Registrant as specified in its Charter)



        New Jersey                         0-20957              52-1382541
----------------------------            --------------        -------------
(State or other jurisdiction            (SEC File No.)        (IRS Employer
of incorporation)                                         Identification Number)



226 Landis Avenue, Vineland, New Jersey                          08360
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (856) 691-7700
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events
-------  ------------

         On July 8, 2004, Sun Bancorp, Inc. ("Sun") announced the completion of its previously announced merger with Community Bancorp of New Jersey ("Community"). A copy of the Press Release regarding such announcement is incorporated herein by reference in its entirety and is attached hereto as
Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

Exhibit 99 -- Press Release dated July 8, 2004.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    SUN BANCORP, INC.


Date:    July 8, 2004                      By:      /s/Dan A. Chila
                                                    ----------------------------
                                                    Dan A. Chila
                                                    Executive Vice President and
                                                    Chief Financial Officer